UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004

LARSCOM INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-12491 (Commission File No.)	94-2362692 (IRS Employer Identification Number)

39745 Eureka Drive
Newark, California 94560

(Address of principal executive offices)

(510) 492-0800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report )

Item 4. Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountants

     On April 19, 2004, Larscom Incorporated (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent accountants. The Company’s Audit Committee of the Board of Directors (the “Audit Committee”) participated in and approved the decision to change independent accountants.

     The audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle, except that the report for the fiscal year ended December 31, 2003 contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

     In connection with its audits for the two most recent fiscal years, and through April 19, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     During the fiscal years ended December 31, 2003 and 2002, and through April 19, 2004, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has provided a copy of the foregoing disclosure to PricewaterhouseCoopers LLP and has requested PricewaterhouseCoopers LLP to furnish a letter addressed to the SEC stating whether or not PricewaterhouseCoopers LLP agrees with the statements made above by the Company. A copy of the letter from PricewaterhouseCoopers LLP, dated April 22, 2004, is filed as Exhibit 16.1 to this report and incorporated herein by reference.

(b) New independent accountants

     The Audit Committee approved the selection of BDO Seidman LLP as the Company’s independent accountants for the year ended December 31, 2004. During the two most recent fiscal years and through April 19, 2004, the Company did not consult with BDO Seidman, LLP prior to its engagement regarding either (i) the application of accounting principles to a specified transaction, completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report was provided to the Company or oral advice was provided that BDO Seidman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

16.1	Letter, dated April 22, 2004, from PricewaterhouseCoopers LLP, the Company’s former accountants, to the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2004

LARSCOM INCORPORATED
By:	/s/ Donald W. Morgan
	Name:	Donald W. Morgan
	Title:	Vice President and Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description
16.1	Letter, dated April 22, 2004, from PricewaterhouseCoopers LLP, the Company’s former accountants, to the SEC.